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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                    June 3, 1996


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                              DISCOVERY ZONE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         0-21854               36-3877601
- ----------------------------         ----------------      -------------------
(State or other jurisdiction         (Commission File         (IRS Employer
    of incorporation or                   Number)          Identification No.)
       organization)


                     ONE CORPORATE PLAZA
                  110 EAST BROWARD BOULEVARD
                   FORT LAUDERDALE, FLORIDA                        33301
             ---------------------------------------            ----------
             (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (305) 627-2400


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                 Page 1 of 4 -- Exhibit Index appears on Page 4


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Item 4.  Changes in Registrant's Certifying Accountant.

         a. On June 3, 1996, Discovery Zone, Inc. (the "Registrant") was informed by its independent accountants, Price Waterhouse LLP ("PW"), that PW declined to stand for re-election as the Registrant's independent accountants for the year ending December 31, 1996. The Board of Directors of the Registrant did not recommend or approve the change in independent accountants. On June 5, 1996, the Registrant's Board of Directors authorized the engagement of Coopers & Lybrand LLP ("Coopers") to act as the Registrant's independent accountants for the year ending December 31, 1996. Coopers had previously been retained by the Registrant to provide it with financial advice in formulating a restructuring plan. Coopers retention must be approved by the United States Bankruptcy Court for the District of Delaware. As previously disclosed by the Registrant in a Current Report of Form 8-K dated August 15, 1995, (the "1995 Form 8-K"), the Registrant informed its prior independent accountants, Arthur Andersen LLP ("Andersen"), of their dismissal as the Registrant's independent accountants effective as of August 17, 1995.

         b. The report of PW on the Registrant's financial statements for the preceding fiscal year (the only period during which PW reported on the Registrant's financial statements) did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, but was qualified by a statement by PW that the Registrant's increasing operating cash flow losses, its default under certain indebtedness and its filing of a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on March 25, 1996, raised substantial doubt about the Registrant's ability to continue as a going concern.

         c. As previously reported in the 1995 Form 8-K, in connection with its audit for the year ended December 31, 1994 and through August 17, 1995, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Accounting Matters") which disagreements, if not resolved to the satisfaction of Andersen, would have caused them to make reference thereto in the financial statements for such year. In addition, for the same period, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         d. In connection with its audit for the year ended December 31, 1995 and through June 3, 1996, there have been no disagreements with PW on any Accounting Matters, which disagreements if not resolved to the satisfaction of PW would have caused them to make reference thereto in their report on the financial statements for such year. In addition, for the same period, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         e. In addition, during the two most recent years and through June 3, 1996, neither the Registrant nor anyone acting on its behalf has consulted Coopers regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Coopers concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a "reportable event."

Item 7.  Financial Statements and Exhibits.

         The Exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DISCOVERY ZONE, INC.


                                     By:  /s/ David A. Barclay
                                          --------------------------------------
                                          David A. Barclay
                                          Vice President and General Counsel


Date:    June 10, 1996


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                             DISCOVERY ZONE, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
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
      1.       None

      2.       None

      4.       None

      16.1     Letter from Arthur Andersen LLP (incorporated by reference from
               Exhibit 16.1 to the Registrant's Current Report on Form 8-K dated August 15, 1995)

      17.      None

      20.      None

      23.      None

      24.      None

      27.      None


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